Exhibit 99.2

Bridge Equities III, LLC and Financial Opportunity Fund LLC (together, "Direct Owners") and the entities listed on Exhibit A (collectively, "Indirect Owners," and each of the Indirect Owners and Direct Owners an "Acquirer"), and their subsidiaries and affiliates (collectively, "Acquirer Group"), will not, without the prior approval of the Board or its staff, directly or indirectly:

1.	Exercise or attempt to exercise a controlling influence over the management or policies of Centrue Financial Corporation Ottawa, Illinois, ("Target") or any of its subsidiaries;
2.	Have or seek to have more than one representative of Acquirer Group serve on the board of directors of Target or any of its subsidiaries;
3.	Permit any representative of the Acquirer Group who serves on the board of directors of Target or any of its subsidiaries to serve:
i.	as the chairman of the board of directors of Target or any of its subsidiaries;
ii.	as the chairman of any committee of the board of directors of Target or any of its subsidiaries;
iii.	as a member of any committee of the board of directors of Target or any ofits subsidiaries if the Acquirer Group representative occupies more than 25 percent of the seats on the committee;
iv.	as a member of any committee that has the authority or practical ability to unilaterally make (or block the making of) policy or other decisions that bind the board or management of the Target or any of its subsidiaries;
4.	Have or seek to have any employee or representative of the Acquirer Group serve as an officer, agent, or employee of Target or any of its subsidiaries;
5.	Take any action that would cause Target or any of its subsidiaries to become a subsidiary of Acquirer Group;
6.	Own, control, or hold with power to vote securities that (when aggregated with securities that the officers and directors of the Acquirer Group own, control, or hold with power to vote) represent 25 percent or more of any class of voting securities of Target or any of its subsidiaries;
7.	Own or control equity interests that would result in the combined voting and nonvoting equity interests of the Acquirer Group and its officers and directors

Passivity Commitment Centrue Financial Corporation

to equal or exceed 25 percent of the total equity capital of Target or any of its subsidiaries, except that, if the Acquirer Group and its officers and directors own, hold, or have the power to vote less than 15 percent of the outstanding shares of any classes of voting securities of Target, Acquirer Group and its officers and directors may own or control equity interests greater than 25 percent, but in no case more than 33.3 percent, of the total equity capital of Target or any of its subsidiaries;

8.	Propose a director or slate of directors in opposition to a nominee or slate of nominees proposed by the management or board of directors of Target or any of its subsidiaries;
9.	Enter into any agreement with Target or any of its subsidiaries that substantially limits the discretion of Target's management over major policies and decisions, including, but not limited to, policies or decisions about employing and compensating executive officers; engaging in new business lines; raising additional debt or equity capital; merging or consolidating with another firm; or acquiring, selling, leasing, transferring, or disposing of material assets, subsidiaries, or other entities;
10.	Solicit or participate in soliciting proxies with respect to any matter presented to the shareholders of Target or any of its subsidiaries;
11.	Dispose or threaten to dispose (explicitly or implicitly) of equity interests of Target or any of its subsidiaries in any manner as a condition or inducement of specific action or non-action by Target or any of its subsidiaries; or
12.	Enter into any other banking or nonbanking transactions with Target or any of its subsidiaries, except that the Acquirer Group may establish and maintain deposit accounts with Target, provided that the aggregate balance of all such deposit accounts does not exceed $500,000 and that the accounts are maintained on substantially the same terms as those prevailing for comparable accounts of persons unaffiliated with Target.

Each Acquirer also certifies that:

13.	Acquirer is not an affiliate of any other investor (excluding other Acquirers) in the proposed transaction (individually, each an "Investor," and, collectively, the "Investors");
14.	Acquirer has reached its decision to invest in Target independently from the other Investors;

Passivity Commitment Centrue Financial Corporation

15.	Acquirer is not managed or advised by an investment manager or investment advisor who performs the same services for any other Investor (excluding other Acquirers);
16.	Acquirer (including any subsidiary or affiliate of an Acquirer has not knowingly engaged and will not knowingly engage as part of a group consisting of substantially the same entities as the Investors, in substantially the same combination of interests, in any additional banking or nonbanking activities or business ventures in the United States without prior consultation with the Board;
17.	Acquirer has not and will not enter into any agreements or understandings with any other Investor to act in concert for the purpose of exercising a controlling influence over Target or any of its subsidiaries, including, but not limited to, any agreements or understandings regarding the voting or transfer of shares of Target; and
18.	Any representative of the Acquirer Group who serves on the board of directors of the Target will not collude or conspire with any other directors or shareholders of Target with respect to the exercise of any director's voting rights. Nothing in this commitment shall limit a director's ability to exercise its legitimate duties/rights as a director of Target, including the ability to consult with other directors and shareholders as appropriate.

The terms used in these commitments have the same meanings as set forth in the Bank Holding Company Act of 1956, as amended ("BHC Act"), and the Board's Regulation Y. For purposes of these commitments, "Investor" includes any subsidiary or affiliate of the Investor.

Nothing in these commitments releases the Acquirer Group from compliance with the Change in Bank Control Act of 1978, as amended, and any regulations thereunder for any subsequent acquisition or increase in the percentage ownership of any class of voting shares of Target.

Each Acquirer understands that these commitments constitute conditions imposed in writing in connection with the Board's findings and decisions related to Acquirer Group's acquisition of up to 9.9 percent of voting shares of Target, and, as such, may be enforced in proceedings under applicable law.

Passivity Commitment Centrue Financial Corporation

EXHIBIT A

Indirect Owners

Member	by:	Title
Financial Opportunity Fund Ltd	Martin Friedman	Managing Member of FJ Capital Management LLC its managing member
Bridge Equities, LLC	Timothy B. Peterson	Vice President of SunBridge Manager, LLC; its managing member
FJ Capital Management LLC	Martin Friedman	Managing Member
SunBridge Holdings, LLC	Christine A. Shreve	President
SunBridge Manager, LLC	Timothy B. Peterson	Vice President
SunBridge EECI, LLC	Christine A. Shreve	President of SunBridge Holdings, LLC; its managing member
Realty Investment Company, Inc.	Christine A. Shreve	President
Barbara J. Bainum Declaration of Trust	Barbara Bainum	Trustee
Bradford Stewart Bainum G Trust	Barbara Bainum	Trustee
MB Trust J	Barbara Bainum	Trustee
Roberta Bainum 2010 Family Trust	Barbara Bainum	Trustee
Stewart Bainum, Jr. 2011 Family Trust	Barbara Bainum	Trustee
Roberta Bainum 2012 Family Trust	Barbara Bainum	Trustee
Bruce D. Bainum Declaration of Trust	Bruce Bainum	Trustee
Brian Bainum 2013 Family Trust	Bruce Bainum	Trustee
Brian Bainum G Trust	Bruce Bainum	Trustee
Blake Bainum G Trust	Bruce Bainum	Trustee
Brooke Bainum G Trust	Bruce Bainum	Trustee
Roberta Bainum Declaration of Trust	Roberta Bainum	Trustee
Eric Froom G Trust	Roberta Bainum	Trustee
Ryan Froom G Trust	Roberta Bainum	Trustee
Alexander Froom G Trust	Roberta Bainum	Trustee
Scott Renschler Declaration of Trust	Scott Renschler	Trustee
Sebastian Renschler Trust H - QSST	Scott Renschler	Trustee
Stewart Bainum Jr Declaration of Trust	Stewart Bainum, Jr.	Trustee
Barbara Bainum 2012 Exmpt Fam Trust	Stewart Bainum, Jr.	Trustee
Bruce Bainum 2009 Family Trust	Stewart Bainum, Jr.	Trustee
Bruce Bainum 2012 Family Trust	Stewart Bainum, Jr.	Trustee

Passivity Commitment Centrue Financial Corporation

Todd Renschler Declaration of Trust	Todd Renschler	Trustee
Ryan Froom Declaration of Trust	Ryan Froom	Trustee
Matthew Bainum Declaration of Trust	Matthew Bainum	Trustee
Eric Froom Declaration of Trust	Eric Froom	Trustee
Charlene Bainum Declaration of Trust	Charlene Bainum	Trustee
Brooke Bainum Declaration of Trust	Brooke Bainum	Trustee
Bradford Bainum Declaration of Trust	Bradford Bainum	Trustee
Blake Bainum Declaration of Trust	Blake Bainum	Trustee
Alexander Froom Declaration of Trust	Alex Froom	Trustee

Passivity Commitment Centrue Financial Corporation

6

Financial Opportunity Fund LLC and Financial Opportunity Fund Ltd.
By: FJ Capital Management LLC
Its: Managing Member

By: ______________________________
Martin Friedman
Managing Member

Bridge Equities III, LLC
By: SunBridge Manager, LLC
Its: Managing Member

By: ______________________________
Timothy B. Peterson
Vice President

ACKNOWLEDGED AND AGREED
SunBridge Holdings, LLC

By: ______________________________
Christine A. Shreve
President

Bridge Equities, LLC
By: SunBridge Manager, LLC
Its: Managing Member

By: ______________________________
Timothy B. Peterson
Vice President

FJ Capital Management LLC

By: ______________________________
Martin Friedman
Managing Member

Passivity Commitment Centrue Financial Corporation

6

Financial Opportunity Fund LLC and Financial Opportunity Fund Ltd.
By: FJ Capital Management LLC
Its: Managing Member

By:__________________________________
Martin Friedman
Managing Member

Bridge Equities III, LLC
By: SunBridge Manager, LLC
Its: Managing Member

By:__________________________________
Timothy B. Peterson
Vice President

ACKNOWLEDGED AND AGREED
SunBridge Holdings, LLC

By:__________________________________
Christine A. Shreve
President

Bridge Equities, LLC
By: SunBridge Manager, LLC
Its: Managing Member

By:__________________________________
Timothy B. Peterson
Vice President

FJ Capital Management LLC

By:__________________________________
Martin Friedman
Managing Member

Passivity Commitment Centrue Financial Corporation

7

ACKNOWLEDGED AND AGREED

SunBridge Manager, LLC

By:___________________________________
Timothy B. Peterson
Vice President

Realty Investment Company, Inc.

By:___________________________________
Christine A. Shreve
President

SunBridge EECI, LLC
By: SunBridge Holdings, LLC
Its: Managing Member

By:___________________________________
Christine A. Shreve
President

Passivity Commitment Centrue Financial Corporation

7

ACKNOWLEDGED AND AGREED

SunBridge Manager, LLC

By:____________________________________
Timothy B. Peterson
Vice President

Realty Investment Company, Inc.

By:____________________________________
Christine A. Shreve
President

SunBridge EECI, LLC
By: SunBridge Holdings, LLC
Its: Managing Member

By:____________________________________
Christine A. Shreve
President

Passivity Commitment Centrue Financial Corporation

8

ACKNOWLEDGED AND AGREED

Barbara J. Bainum Declaration of Trust

By: Barbara Bainum
Barbara Bainum, Trustee

Bradford Stewart Bainum G Trust

By: Barbara Bainum
Barbara Bainum, Trustee

MB Trust J

By: Barbara Bainum
Barbara Bainum, Trustee

Roberta Bainum 2010 Family Trust

By: Barbara Bainum
Barbara Bainum, Trustee

Stewart Bainum Jr 2011 Family Trust

By: Barbara Bainum
Barbara Bainum, Trustee

Roberta Bainum 2012 Family Trust

By: Barbara Bainum
Barbara Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

9

ACKNOWLEDGED AND AGREED
Bruce D. Bainum Declaration of Trust

By:______________________________
Bruce Bainum, Trustee

Brian Bainum 2013 Family Trust

By:______________________________
Bruce Bainum, Trustee

Brian Bainum G Trust

By:______________________________
Bruce Bainum, Trustee

Blake Bainum G Trust

By:______________________________
Bruce Bainum, Trustee

Brooke Bainum G Trust

By:______________________________
Bruce Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

10

ACKNOWLEDGED AND AGREED

Roberta Bainum Declaration of Trust

By: Roberta Bainum
Roberta Bainum, Trustee

Eric Froom G Trust

By: Roberta Bainum
Roberta Bainum, Trustee

Ryan Froom G Trust

By: Roberta Bainum
Roberta Bainum, Trustee

Alexander Froom G Trust

By: Roberta Bainum
Roberta Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

11

ACKNOWLEDGED AND AGREED

Stewart Bainum Jr Declaration of Trust

By:______________________________
Stewart Bainum, Jr., Trustee

Barbara Bainum 2012 Exempt Family Trust

By:______________________________
Stewart Bainum, Trustee

Bruce Bainum 2009 Family Trust

By:______________________________
Stewart Bainum, Trustee

Bruce Bainum 2012 Family Trust

By:______________________________
Stewart Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

12

ACKNOWLEDGED AND AGREED

Scott Renschler Declaration of Trust

By:________________________________
Scott Renschler, Trustee

Sebastian Renschler Trust H – QSST

By:________________________________
Scott Renschler, Trustee

Passivity Commitment Centrue Financial Corporation

13

ACKNOWLEDGED AND AGREED

Todd Renschler Declaration of Trust

By:____
Todd Renschler, Trustee

Passivity Commitment Centrue Financial Corporation

14

ACKNOWLEDGED AND AGREED
Ryan Froom Declaration of Trust

By:____________________________________
Ryan Froom, Trustee

Matthew Bainum Declaration of Trust

By:____________________________________
Matthew Bainum, Trustee

Eric Froom Declaration of Trust

By:____________________________________
Eric Froom, Trustee

Charlene Bainum Declaration of Trust

By:____________________________________
Charlene Bainum, Trustee

Brooke Bainum Declaration of Trust

By:____________________________________
Brooke Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

14

ACKNOWLEDGED AND AGREED
Ryan Froom Declaration of Trust

By:___________________________________
Ryan Froom, Trustee

Matthew Bainum Declaration of Trust

By:___________________________________
Matthew Bainum, Trustee

Eric Froom Declaration of Trust

By:___________________________________
Eric Froom, Trustee

Charlene Bainum Declaration of Trust

By:___________________________________
Charlene Bainum, Trustee

Brooke Bainum Declaration of Trust

By:___________________________________
Brooke Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

14

ACKNOWLEDGED AND AGREED
Ryan Froom Declaration of Trust

By:______________________________
Ryan Froom, Trustee

Matthew Bainum Declaration of Trust

By:______________________________
Matthew Bainum, Trustee

Eric Froom Declaration of Trust

By:______________________________
Eric Froom, Trustee

Charlene Bainum Declaration of Trust

By:______________________________
Charlene Bainum, Trustee

Brooke Bainum Declaration of Trust

By:______________________________
Brooke Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

14

ACKNOWLEDGED AND AGREED
Ryan Froom Declaration of Trust

By:________________________________
Ryan Froom, Trustee

Matthew Bainum Declaration of Trust

By:________________________________
Matthew Bainum, Trustee

Eric Froom Declaration of Trust

By:________________________________
Eric Froom, Trustee

Charlene Bainum Declaration of Trust

By: Charlene Bainum
Charlene Bainum, Trustee

Brooke Bainum Declaration of Trust

By:________________________________
Brooke Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

14

ACKNOWLEDGED AND AGREED
Ryan Froom Declaration of Trust

By:___________________________________
Ryan Froom, Trustee

Matthew Bainum Declaration of Trust

By:___________________________________
Matthew Bainum, Trustee

Eric Froom Declaration of Trust

By:___________________________________
Eric Froom, Trustee

Charlene Bainum Declaration of Trust

By:___________________________________
Charlene Bainum, Trustee

Brooke Bainum Declaration of Trust

By: Brooke Bainum
Brooke Bainum, Trustee

Passivity Commitment Centrue Financial Corporation

15

ACKNOWLEDGED AND AGREED
Bradford Bainum Declaration of Trust

By:____________________________________
Bradford Bainum, Trustee

Blake Bainum Declaration of Trust

By:____________________________________
Blake Bainum, Trustee

Alexander Froom Declaration of Trust

By:____________________________________
Alex Froom, Trustee

Passivity Commitment Centrue Financial Corporation

15

ACKNOWLEDGED AND AGREED
Bradford Bainum Declaration of Trust

By:__________________________________
Bradford Bainum, Trustee

Blake Bainum Declaration of Trust

By:__________________________________
Blake Bainum, Trustee

Alexander Froom Declaration of Trust

By:__________________________________
Alex Froom, Trustee

Passivity Commitment Centrue Financial Corporation

15

ACKNOWLEDGED AND AGREED
Bradford Bainum Declaration of Trust

By:____________________________________
Bradford Bainum, Trustee

Blake Bainum Declaration of Trust

By:____________________________________
Blake Bainum, Trustee

Alexander Froom Declaration of Trust

By:____________________________________
Alex Froom, Trustee

Passivity Commitment Centrue Financial Corporation